SHELTON BDC INCOME FUND
Portfolio of Investments (Expressed in U.S. Dollars) September 30, 2019

Security Description	Shares	Value
Common Stock (98.60%)

Financial (98.60%)
Diversified Financial Services (3.69%)
Medley Management Inc	49,500	$173,250
Newstar	100,410	$70,287
		243,537
Investment Company (94.91%)
Apollo Investment Corp	22,576	363,248
Ares Capital Corp	45,261	843,439
Barings BDC Inc	38,700	392,805
BlackRock TCP Capital Corp	17,800	241,279
FS KKR Capital Corp	93,900	547,437
Goldman Sachs BDC Inc	7,780	156,300
Main Street Capital Corp	9,200	397,532
New Mountain Finance Corp	18,000	245,340
Oaktree Strategic Income Corp	44,463	366,820
Owl Rock Capital Corp	45,000	709,650
Saratoga Investment Corp	20,000	522,614
Solar Capital Ltd	15,729	324,804
TPG Specialty Lending Inc	22,900	480,442
TriplePoint Venture Growth BDC Corp	40,778	671,614
		6,263,324

Total Common Stock (Cost $5,699,031)		6,506,861

Total Investments (Cost $6,194,031) (a) (98.60%)		6,506,861
Other Net Assets (1.40%)		92,105
Net Assets (100.00%)		$6,598,966

*	Non-income producing security.

(a)	Aggregate cost for federal income tax purpose is $6,262,206

At September 30, 2019, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$453,053
Unrealized depreciation	(208,399)
Net unrealized appreciation	$244,654

Fair Value Measurements -

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust's securities at September 30, 2019 using fair value hierarchy:

	Level 1(a)	Level 2(a)	Level 3(a)	Total
Fund	Investments, in securities (b)	Investments, in securities (c)	Investments, in securities
BDC Income Fund	$6,436,574		$70,287	$6,506,861
Real Estate Income Fund	6,135,029		-	6,135,029
International Select Equity Fund	61,853,192	3,296,535	-	65,149,727
Shelton Tactical Credit Fund	16,186	98,855,667	27,912	98,899,765
Total investments in securities	$74,424,795	$3,296,535	$70,287	$77,791,617

(a)	It is the Fund's policy to recognize transfers between levels on the last day of the fiscal reporting period.
(b)	For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	All fixed income securities held in the Funds are Level 2 securities. For a detailed break-out of fixed income securities by type, please refer to the Portfolio of Investments.